EXHIBIT 10.2

AMENDMENT NO. 8 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 8 TO CREDIT AGREEMENT (this “Amendment”), dated as of June 30, 2006, is made and entered into on the terms and conditions hereinafter set forth, by and among NN, INC., a Delaware corporation (“Domestic Borrower”), NN EUROPE ApS, a Denmark limited liability company (successor by name change to NN Euroball ApS) (“Euro Borrower”; Domestic Borrower and Euro Borrower are sometimes hereinafter individually and collectively referred to as the “Borrower”), all subsidiaries (except for the Euro Borrower) of the Domestic Borrower who are now or hereafter become parties to the Credit Agreement, as hereinafter defined (the “Domestic Guarantors”), the several lenders who are now or hereafter become parties to the Credit Agreement (the “Lenders”), AMSOUTH BANK, an Alabama state bank, individually and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and SUNTRUST BANK, as documentation agent and euro loan agent for the Lenders (in such capacity, the “Euro Loan Agent”).

RECITALS:

1. Pursuant to that certain Credit Agreement dated as of May 1, 2003, by and among the Borrower, the Domestic Guarantors, the Administrative Agent, the Lenders and the Euro Loan Agent, as amended by that certain Amendment No. 1 to Credit Agreement dated August 1, 2003, that certain Amendment No. 2 to Credit Agreement dated March 12, 2004, that certain Amendment No. 3 to Credit Agreement and Waiver dated March 31, 2004, that certain Amendment No. 4 to Credit Agreement dated November 12, 2004, that certain Amendment No. 5 to Credit Agreement dated March 30, 2005, that certain Consent and Amendment No. 6 to Credit Agreement dated October 3, 2005, and that certain Consent and Amendment No. 7 to Credit Agreement dated March 20, 2006 (as the same heretofore may have been and/or hereafter may be further amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the “Credit Agreement”), the Lenders have agreed to make the Loans available to the Borrower, all as more specifically described in the Credit Agreement. Capitalized terms used but not otherwise defined in this Agreement have the same meanings as in the Credit Agreement.

2. The parties hereto desire to further amend the Credit Agreement in certain respects, as more particularly hereinafter set forth.

AGREEMENTS:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Current Maturities of Long-Term Debt. The Credit Agreement is hereby amended in all respects necessary to reflect that, for Fiscal Quarters ending June 30, 2006, September 30, 2006 and December 31, 2006, the aggregate outstanding principal amount of the Revolving Loans made by any Lender to Borrower pursuant to the Credit Agreement shall be excluded from Current Maturities of Long-Term Debt for the purposes of calculating the Fixed Charge Coverage Ratio under Section 10.1.1 of the Credit Agreement.

2.  Effectiveness. This Amendment shall become effective when the Administrative Agent shall have received counterparts or signature pages executed by the Borrower, the Domestic Guarantors, the Administrative Agent and the Requisite Lenders.

3.  Representations and Warranties of the Borrower and the Guarantors. As an inducement to the Administrative Agent, the Euro Loan Agent and the Lenders to enter into this Amendment, the Borrower and the Domestic Guarantors hereby represent and warrant to the Administrative Agent, the Euro Loan Agent and the Lenders that, on and as of the date hereof:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct, except for (1) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (2) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents, and

(b) no Default or Event of Default has occurred and is continuing.

4.  Effect of Amendment; Continuing Effectiveness of Credit Agreement and Loan Documents.

(a)  Neither this Amendment nor any other indulgences that may have been granted to the Borrower or any of the Domestic Guarantors by the Administrative Agent, the Euro Loan Agent or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent, the Euro Loan Agent or any Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

(b)  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Any noncompliance by the Borrower or any Domestic Guarantor with any of the covenants, terms, conditions or provisions of this Amendment shall constitute an Event of Default. Except to the extent amended hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects.

5.  Counterparts. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

6.  Miscellaneous.

(a)  This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

(b)  The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

(c)  Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

(d)  When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) “include”, “includes” and “including” shall be deemed to be followed by “without limitation” regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive “or” shall include the conjunctive “and.”

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:	NN, INC., a Delaware corporation

	By:	/s/ Roderick R. Baty
Name: Roderick R. Baty
Title: Director

NN EUROPE ApS, a Denmark limited liability company (successor by name change to NN Euroball ApS

By:	/s/ Nicola Trombetti
Name: Nicola Trombetti
Title: NN Europe Managing Director

DOMESTIC GUARANTORS:	INDUSTRIAL MOLDING GP, LLC, a Delaware limited liability company

	By:	/s/ Roderick R. Baty
Name: Roderick R. Baty
Title: Manager

INDUSTRIAL MOLDING LP, LLC, a Tennessee limited liability company

By:	/s/ William C. Kelly, Jr.
Name: William C. Kelly, Jr.
Title: Manager

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INDUSTRIAL MOLDING LP, LLC a Tennessee limited liability company
By:	Industrial Molding GP, LLC, a Delaware limited liability company, its general partner
By:	/s/ Roderick R. Baty
Name: Roderick R. Baty
Title: Manager

DELTA RUBBER COMPANY, a Connecticut corporation

By:	/s/ Paul N. Fortier
Name: Paul N. Fortier
Title: V.P./G.M.

KUGELFERTIGUNG ELTMANN GmbH, a German Company

By:	/s/ Dirk Offergeld
Name: Dirk Offergeld
Title: Director

By:	/s/ Wolfgang Bartel
Name: Wolfgang Bartel
Title: Director

NN NETHERLANDS B.V., a Dutch company

By:	/s/ Joop van Voorthuijsen
Name: Joop van Voorthuijsen
Title: Managing Director

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NN EUROBALL IRELAND LIMITED, an Irish company

By:	/s/ Roderick R. Baty
Name: Roderick R. Baty
Title: Director

NN HOLDINGS, B.V., a Dutch company

By:	/s/ Joop van Voorthuijsen
Name: Joop van Voorthuijsen
Title: Managing Director

NN SLOVAKIA, s.r.o.

By:	/s/ William C. Kelly, Jr.
Name: William C. Kelly, Jr.
Title: Director

LENDERS:	AMSOUTH BANK, as a Lender

	By:	/s/ Ludolf H. Roell
Name: Ludolf H. Roell
Title: SVP

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Vincent K. Hickam
Name: Vincent K. Hickam
Title: EVP

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REGIONS BANK (successor to UNION PLANTERS BANK, NATIONAL ASSOCIATION), as a Lender

By:	/s/ Carol S. Geraghty
Name: Carol S. Geraghty
Title: Vice President

INTEGRA BANK, N.A., as a Lender

By:	/s/ Jeffrey D. Jackson
Name: Jeffrey D. Jackson
Title: Senior Vice President

SUNTRUST BANK, as a Lender and Euro Loan Agent

By:	/s/ Robert C. Chadwell
Name: Robert C. Chadwell
Title: Vice President